EX-99.77Q1(e) - Exhibits; Copies of any new or amended Registrant's investment advisory agreements
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Amended Annex A dated July 1, 2008 to the Management Agreement dated April 30,
1997 is incorporated herein by reference to Exhibit (d)(9) to Post Effective Amendment No. 208 to registrant's registration statement on Form N-1A filed with the Securities and Exchange Commission on November 25, 2008 (Accession No. 0000950123-08-016330).